                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 3, 2003


                             MASTERCARD INCORPORATED
             (Exact name of registrant as specified in its charter)

          DELAWARE                            -                  13-4172551
(State or other jurisdiction             (Commission           (IRS Employer
      of incorporation)                  File Number)        Identification No.)

          2000 PURCHASE STREET
           PURCHASE, NEW YORK                                      10577
(Address of principal executive offices)                         (Zip Code)

                                 (914) 249-2000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.

        Set forth below are tables that provide information regarding the performance results for the three months and year ended December 31, 2002 for the payment programs of MasterCard International Incorporated and MasterCard Europe sprl (collectively, "MasterCard"), the principal operating subsidiaries of MasterCard Incorporated. In addition, set forth below are tables that provide information regarding MasterCard's payment programs for the years ended December 31, 2000 and 2001, in each case restated to present the information on the same basis as the information in the tables for the three months and year ended December 31, 2002.

        The tables set forth the gross dollar volume ("GDV"), purchase volume, cash volume and the number of purchase transactions, cash transactions, accounts and cards on a regional basis for MasterCard(R)-branded cards. Growth rates over prior periods are provided for volume-based data.


                                                  FOR THE 3 MONTHS ENDED DECEMBER 31, 2002
                                      -------------------------------------------------------------------
                                         GDV          GROWTH      PURCHASE        GROWTH       PURCHASE
                                                                   VOLUME                    TRANSACTIONS
                                      (Billions)      (Local)    (Billions)       (Local)     (Millions)
                                      ----------      -------    ----------       -------    ------------
ALL PROGRAMS EXCEPT
ON-LINE DEBIT PROGRAMS
South Asia / Middle East Africa       $   2.3          22.8%       $   1.7          24.7%          39.7
Asia / Pacific                           57.4           5.2%          32.2           6.0%         352.0
Europe                                   68.8          16.2%          52.4          17.0%         851.9
Latin America                             8.9          25.9%           5.6          16.6%         168.0
Canada                                    8.9          13.4%           7.6          16.0%         133.0
United States                           162.7          12.2%         122.6          14.2%       1,727.9
Worldwide                               308.9          12.2%         222.0          13.7%       3,272.5


CREDIT PROGRAMS
United States                           131.5          12.0%         103.3          13.4%       1,267.0
Worldwide                               255.3          11.5%         191.0          13.2%       2,559.8


OFF-LINE DEBIT PROGRAMS
United States                            31.1          13.3%          19.4          18.4%         460.9
Worldwide                                53.7          15.5%          31.1          17.4%         712.7


                                                   FOR THE 3 MONTHS ENDED DECEMBER 31, 2002
                                      ------------------------------------------------------------------
                                         CASH         GROWTH        CASH         ACCOUNTS       CARDS
                                        VOLUME                  TRANSACTIONS
                                      (Billions)      (Local)    (Millions)     (Millions)    (Millions)
                                      ----------      -------   ------------    ----------    ----------
ALL PROGRAMS EXCEPT
ON-LINE DEBIT PROGRAMS
South Asia / Middle East Africa       $    .7          18.4%           6.8           6.7           7.7
Asia / Pacific                           25.1           4.1%          51.7         102.4         112.5
Europe                                   16.4          13.9%         177.3          77.2          87.0
Latin America                             3.3          45.3%          35.2          35.3          44.5
Canada                                    1.3           0.5%           4.2          18.5          24.4
United States                            40.0           6.6%         161.2         250.7         314.0
Worldwide                                86.9           8.3%         436.4         490.8         590.1


CREDIT PROGRAMS
United States                            28.2           6.9%          22.8         210.0         266.9
Worldwide                                64.3           6.7%         171.3         426.7         514.3


OFF-LINE DEBIT PROGRAMS
United States                            11.8           5.8%         138.4          40.7          47.1
Worldwide                                22.6          12.9%         265.0          64.1          75.8





                                                       FOR THE YEAR ENDED DECEMBER 31, 2002
                                      -----------------------------------------------------------------------
                                         GDV            GROWTH      PURCHASE          GROWTH       PURCHASE
                                                                     VOLUME                      TRANSACTIONS
                                     (Billions)        (Local)     (Billions)         (Local)     (Millions)
                                     ----------        -------     ----------         -------    ------------
ALL PROGRAMS EXCEPT
ON-LINE DEBIT PROGRAMS
South Asia / Middle East Africa       $    8.0           23.0%       $    5.6           23.6%          141.0
Asia / Pacific                           223.2           10.6%          121.2            6.9%        1,304.8
Europe                                   242.6           15.0%          184.1           15.1%        3,121.3
Latin America                             33.3           26.2%           21.6           16.8%          597.0
Canada                                    32.3           18.0%           26.8           18.2%          475.4
United States                            602.2           16.2%          443.7           15.9%        6,246.7
Worldwide                              1,141.5           15.2%          803.0           14.4%       11,886.3


CREDIT PROGRAMS
United States                            485.8           15.3%          374.1           15.2%        4,570.1
Worldwide                                946.4           14.2%          692.5           13.7%        9,280.2


OFF-LINE DEBIT PROGRAMS
United States                            116.4           19.9%           69.6           19.6%        1,676.7
Worldwide                                195.1           20.1%          110.4           19.0%        2,606.1



                                                     FOR THE YEAR ENDED DECEMBER 31, 2002
                                      ---------------------------------------------------------------------
                                        CASH           GROWTH       CASH           ACCOUNTS        CARDS
                                       VOLUME                    TRANSACTIONS
                                     (Billions)        (Local)    (Millions)      (Millions)     (Millions)
                                     ----------        -------   ------------     ----------     ----------
ALL PROGRAMS EXCEPT
ON-LINE DEBIT PROGRAMS
South Asia / Middle East Africa       $    2.4           21.7%           26.0            6.7            7.7
Asia / Pacific                           101.9           15.5%          213.1          102.4          112.5
Europe                                    58.5           14.9%          673.4           77.2           87.0
Latin America                             11.7           48.0%          123.8           35.3           44.5
Canada                                     5.5           16.9%           16.8           18.5           24.4
United States                            158.5           17.0%          637.5          250.7          314.0
Worldwide                                338.6           17.1%        1,690.6          490.8          590.1


CREDIT PROGRAMS
United States                            111.8           15.7%           93.1          210.0          266.9
Worldwide                                253.9           15.6%          676.1          426.7          514.3


OFF-LINE DEBIT PROGRAMS
United States                             46.7           20.3%          544.4           40.7           47.1
Worldwide                                 84.7           21.5%        1,014.5           64.1           75.8

                                                        FOR THE YEAR ENDED DECEMBER 31, 2000
                                    --------------------------------------------------------------------
                                       GDV           GROWTH       PURCHASE        GROWTH      PURCHASE
                                                                   VOLUME                   TRANSACTIONS
                                    (Billions)       (Local)     (Billions)       (Local)    (Millions)
                                    ----------       -------     ----------       -------   ------------
ALL PROGRAMS EXCEPT
ON-LINE DEBIT PROGRAMS
South Asia / Middle East Africa       $   7.0          14.7%       $   4.9          14.4%         110.5
Asia / Pacific                          181.5          32.3%         109.8          18.6%         879.2
Europe                                  191.4          14.4%         147.4          14.3%       2,481.3
Latin America                            27.5          24.4%          22.6          18.9%         474.6
Canada                                   25.0          16.7%          20.8          13.4%         366.3
United States                           432.1          21.4%         328.0          18.0%       4,513.7
Worldwide                               864.5          21.7%         633.4          17.1%       8,825.6


CREDIT PROGRAMS
United States                           360.3          18.7%         281.4          16.0%       3,422.5
Worldwide                               738.5          20.5%         556.7          16.1%       7,038.3


OFF-LINE DEBIT PROGRAMS
United States                            71.8          37.0%          46.6          31.7%       1,091.2
Worldwide                               126.1          29.3%          76.7          24.6%       1,787.2


                                                     FOR THE YEAR ENDED DECEMBER 31, 2000
                                    -------------------------------------------------------------------
                                       CASH          GROWTH       CASH          ACCOUNTS       CARDS
                                      VOLUME                   TRANSACTIONS
                                     (Billions)      (Local)    (Millions)     (Millions)    (Millions)
                                    ----------       -------   ------------    ----------    ----------
ALL PROGRAMS EXCEPT
ON-LINE DEBIT PROGRAMS
South Asia / Middle East Africa       $   2.2          15.2%          18.9           4.6           5.3
Asia / Pacific                           71.7          60.7%         162.8          73.0          82.4
Europe                                   44.0          14.9%         546.4          60.9          68.3
Latin America                             4.9          57.1%          57.7          24.5          30.8
Canada                                    4.2          36.5%          16.4          12.7          16.9
United States                           104.1          33.4%         365.8         187.2         235.3
Worldwide                               231.1          36.7%       1,167.9         362.8         439.0


CREDIT PROGRAMS
United States                            78.9          29.3%          85.8         158.5         200.2
Worldwide                               181.8          36.5%         547.2         319.9         387.2


OFF-LINE DEBIT PROGRAMS
United States                            25.2          47.9%         280.0          28.7          35.1
Worldwide                                49.4          37.4%         620.7          42.9          51.9


                                                        FOR THE YEAR ENDED DECEMBER 31, 2001
                                    ------------------------------------------------------------------------
                                        GDV           GROWTH        PURCHASE         GROWTH      PURCHASE
                                                                     VOLUME                     TRANSACTIONS
                                     (Billions)       (Local)      (Billions)        (Local)     (Millions)
                                     ----------       -------      ----------        -------    ------------
ALL PROGRAMS EXCEPT
ON-LINE DEBIT PROGRAMS
South Asia / Middle East Africa       $    7.3           20.7%       $    5.1           21.2%          125.0
Asia / Pacific                           198.9           18.1%          112.5            8.6%        1,106.6
Europe                                   201.7           10.7%          153.6            9.6%        2,716.6
Latin America                             31.9           26.3%           23.3           14.2%          537.6
Canada                                    27.7           15.3%           22.9           14.8%          406.1
United States                            518.4           20.0%          382.9           16.8%        5,385.5
Worldwide                                985.9           17.6%          700.3           13.6%       10,277.2


CREDIT PROGRAMS
United States                            421.3           16.9%          324.7           15.4%        4,002.1
Worldwide                                826.4           15.8%          609.3           12.7%        8,102.2


OFF-LINE DEBIT PROGRAMS
United States                             97.1           35.2%           58.2           25.0%        1,383.3
Worldwide                                159.5           28.3%           91.0           20.3%        2,175.0


                                                     FOR THE YEAR ENDED DECEMBER 31, 2001
                                    -------------------------------------------------------------------
                                       CASH           GROWTH        CASH          ACCOUNTS         CARDS
                                      VOLUME                     TRANSACTIONS
                                     (Billions)       (Local)     (Millions)      (Millions)     (Millions)
                                     ----------       -------    ------------     ----------     ----------
ALL PROGRAMS EXCEPT
ON-LINE DEBIT PROGRAMS
South Asia / Middle East Africa       $    2.2           19.4%           22.7            5.6            6.4
Asia / Pacific                            86.5           33.2%          194.8           92.5          101.4
Europe                                    48.2           14.5%          604.9           69.8           78.1
Latin America                              8.5           78.0%           96.9           33.2           39.9
Canada                                     4.7           17.9%           16.0           15.3           20.4
United States                            135.5           30.1%          518.1          219.4          273.3
Worldwide                                285.6           28.8%        1,453.3          435.7          519.4


CREDIT PROGRAMS
United States                             96.6           22.4%           92.6          184.8          232.4
Worldwide                                217.1           25.4%          615.6          379.9          454.0


OFF-LINE DEBIT PROGRAMS
United States                             38.9           54.2%          425.4           34.6           40.9
Worldwide                                 68.5           40.8%          837.7           55.8           65.4


        Maestro(R) and Cirrus(R) on-line debit transactions, Mondex(R) transactions and other branded transactions are not included in the preceding tables.

        For purposes of the tables: GDV represents purchase volume plus cash volume and includes the impact of balance transfers and convenience checks; purchase volume means the aggregate dollar amount of purchases made with MasterCard-branded cards for the relevant period; and cash volume means the aggregate dollar amount of cash disbursements obtained with MasterCard-branded cards for the relevant period. The number of cards includes virtual cards, which are MasterCard-branded payment accounts in connection with which functional cards are not generally issued.

        The MasterCard payment product is comprised of both credit programs and off-line debit programs, and certain data relating to each type of program is included in the tables. Credit programs include MasterCard-branded credit and charge programs. Off-line debit programs include MasterCard-branded debit programs where the primary means of cardholder validation at the point of sale is for cardholders to sign a sales receipt.

        Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which MasterCard volumes are reported. These exchange rates are calculated on a quarterly basis using the average exchange rate for each quarter. However, MasterCard reports period-over-period rates of change in GDV, purchase volume and cash volume solely on the basis of local currency information, in order to eliminate the impact of changes in the value of foreign currencies against the U.S. dollar in calculating such rates of change. Accordingly, the period-over-period rates of change set forth in the tables cannot be extrapolated directly by reference to dollar volume information presented by MasterCard for the current and historical periods.

        The data set forth in the GDV, purchase volume, purchase transactions, cash volume and cash transactions columns are derived from information provided by MasterCard members that is subject to logical and statistical verification by MasterCard and partial cross-checking against information provided by MasterCard's transaction processing systems. The data set forth in the accounts and cards columns are derived from information provided by MasterCard members and certain limited logical and statistical verification by MasterCard. A portion of the data set forth in the tables is estimated. In addition, a portion of the data set forth in the accounts and cards columns reflects the impact of routine portfolio changes among members and other practices that may lead to over counting of the underlying data in certain circumstances.

        The tables include information with respect to MasterCard-branded transactions that are not processed by MasterCard and transactions for which MasterCard does not earn revenues.

        Certain information in the preceding tables has been the subject of prior public release by MasterCard. The information in the preceding tables for the years ended December 31, 2000 and 2001 has been restated to conform to the presentation of information in the tables for the three months and year ended December 31, 2002 and to reflect revisions to certain historical statistical information provided by MasterCard's members subsequent to the previous release of this information by MasterCard.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MASTERCARD INCORPORATED

Date: February 3, 2003              By   /s/ ROBERT W. SELANDER
                                        -----------------------
                                           Robert W. Selander
                                           President and Chief Executive Officer